UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2015

SEARCHCORE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Northeast Loop 323

Tyler, TX 75708

(Address of principal executive offices) (zip code)

(800) 727-1024

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 -  Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities.

            On January 7, 2015, we approved the issuance of an aggregate of 1,050,000 shares of our common stock, effective as of December 31, 2014, restricted in accordance with Rule 144, to seven (7) individuals and entities for services valued at $73,500.  The issuances were exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof.  The purchasers were each either accredited or sophisticated investors, familiar with our operations, and there was no solicitation.

            On January 7, 2015, we approved the issuance of an aggregate of 975,000 shares of our common stock, effective as of January 2, 2015, restricted in accordance with Rule 144, to five (5) individuals and entities for services valued at $68,250.  The issuances were exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof.  The purchasers were each either accredited or sophisticated investors, familiar with our operations, and there was no solicitation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SearchCore, Inc.

Dated: January 13, 2015	By:	/s/ James Pakulis
	Name:	James Pakulis
	Its:	President and Chief Executive Officer